SECURITIES AND EXCHANGE COMMISSION

		   	     WASHINGTON, D.C.  20549

			     -----------------------

			            FORM 8-K

	  			 CURRENT REPORT

		      Pursuant to Section 13 or 15(d) of the
		         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported:  April 22, 2003

				FLORIDA ROCK INDUSTRIES, INC.
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		(Exact name of registrant as specified in its charter)



	FLORIDA			1-7159		59-0573002
  --------------------      --------------    ---------------
  (State or other	    (Commission	      (I.R.S. Employer
   jurisdiction		     File Number)     Identification No.)
   of incorporation)

155 East 21st Street
Jacksonville, Florida                               32206

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(Address of principal executive offices)	  (Zip Code)

Registrant's telephone number, including area code:  (904) 355-1781

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  (Former Name or Former Address, if Changed Since Last Report)

			CURRENT REPORT ON FORM 8-K

			FLORIDA ROCK INDUSTRIES, INC.

				April 22, 2003


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

	(c)	Exhibits.

	99.1	Press Release dated April 22, 2003.


ITEM 9.  REGULATION FD DISCLOSURE

	On April 22, 2003, Florida Rock Industries, Inc. (the
"Company") issued a press release announcing its 2003 second quarter earnings. A copy of the press release is furnished as
Exhibit 99.1.

	The information contained in this report is being furnished pursuant to Item 9, Regulation FD Disclosure, and Item 12,
Disclosure of Results of Operations and Financial Condition.


				  SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.

				FLORIDA ROCK INDUSTRIES, INC.


Date:  April 22, 2003		By:  /s/ John D. Milton, Jr.

				-----------------------------
				John D. Milton, Jr.
				Executive Vice President,
				Treasurer and Chief Financial Officer

				EXHIBIT INDEX


Exhibit No.
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
99.1	Press Release dated April 22, 2003 issued by
	Florida Rock Industries, Inc.









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